SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                _________

                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

                     Date of Report:  July 13, 1995
                    (Date of earliest event reported)

                     JOHN DEERE CAPITAL CORPORATION
           (Exact name of registrant as specified in charter)

                                DELAWARE
             (State or other jurisdiction of incorporation)

                                 1-6458
                        (Commission File Number)

                               36-2386361
                    (IRS Employer Identification No.)

                                Suite 600
                     First Interstate Bank Building
                           1 East First Street
                           Reno, Nevada 89501
          (Address of principal executive offices and zip code)

                              (702)786-5527
          (Registrant`s telephone number, including area code)

                 _______________________________________

                           Page 1 of 58 pages.
                     The Exhibit Index appears at Page 4
 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


 (c) Exhibits

     1.1  Distribution agreement.

     1.2 Proposed form of underwriting agreement basic provisions and terms agreement.

Signature

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
 duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              JOHN DEERE CAPITAL CORPORATION



                               By:  /s/ M. P. Orr
                                   M. P. Orr, President

 Dated:  July 13, 1995

                              EXHIBIT INDEX



 Sequential
 Number and Description of Exhibit                          Page
Number


 1.1 Distribution agreement.                                5

 1.2 Proposed form of underwriting agreement
     basic provisions and terms agreement.                  35

Exhibit 1.1


                      JOHN DEERE CAPITAL CORPORATION
                        Medium-Term Notes, Series C
             Due from 9 Months to 30 Years from Date of Issue


                          DISTRIBUTION AGREEMENT




                                                  July 13, 1995




MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

SALOMON BROTHERS INC
7 World Trade Center
New York, New York  10048

Dear Sirs:

     John Deere Capital Corporation, a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Goldman, Sachs & Co. and Salomon Brothers Inc (each, an "Agent", and collectively, the
"Agents"), with respect to the issue and sale by the Company of its Medium-Term Notes,
Series C, Due from 9 Months to 30 Years from Date of Issue described herein (the "Notes").
The Notes may be issued as senior indebtedness (the "Senior Notes") or as subordinated indebtedness (the "Subordinated Notes") of the Company. The Senior Notes are to be issued as a series under an indenture, dated as of June 15, 1995 (the "Senior Indenture"), between the
Company and The Chase Manhattan Bank (National Association), as trustee (the "Senior
Trustee") and the Subordinated Notes are to be issued as a series under an indenture, dated as of June 15, 1995 (the "Subordinated Indenture", and together with the Senior Indenture, the
"Indentures"), between the Company and The First National Bank of Chicago, as trustee (the
"Subordinated Trustee", and together with the Senior Trustee, the "Trustees"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $1,068,850,000 aggregate principal amount (or its equivalent, based upon the applicable exchange rate at the time of the applicable trade date, in one or more foreign currencies or currency units or composite currencies designated by the Company) of Notes through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold through or to one or more of the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

     This Agreement provides both for the sale of Notes by the Company directly to purchasers, in which case the Agents will act as agents of the Company in soliciting purchases of the Notes, and (as may from time to time be agreed to by the Company and an Agent) to an Agent as principal for resale to investors and other purchasers. In addition, notwithstanding anything herein to the contrary, the Company may, without the consent of the
Agents, solicit or accept offers to purchase Notes from any person for their account ("direct placements"). It is understood that the Agents are not acting as agents of the Company in direct placements.

     The Company has filed with the Securities and Exchange Commission (the "SEC") registration statements on Form S-3 (Nos. 33-66082 and 33-60383) and post-effective amendment No. 1 to the registration statement No. 33-66082 for the registration of debt securities, including the Notes, and warrants to purchase such debt securities, under the
Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act
(the "1933 Act Regulations"). Registration statement on Form S-3 (No. 33-60383) and post-
effective amendment No. 1 to the registration statement on Form S-3 (No. 33-66082) have been declared effective by the SEC and each Indenture has been qualified under the Trust
Indenture Act of 1939, as amended (the "1939 Act"). Such registration statements (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included as an exhibit) and the prospectuses constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities
Exchange Act of 1934, as amended (the "1934 Act"), or as otherwise amended or supplemented pursuant to the 1933 Act or otherwise, are referred to herein collectively as the
"Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Agents by the Company for use in connection with the offering of the Notes which is not required to be filed by the Company pursuant to Rule
424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use.

     The Company and the Agents acknowledge that the Distribution
Agreement, dated
August 6, 1993, between the Company and the Agents is hereby terminated subject to the provisions of Section 12(c) and Section 14 thereof.


SECTION 1.     Appointment as Agents.

          A. Appointment of Agents. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, without the consent of the Agents, the Company hereby
(i) appoints the Agents as
the agents for the purpose of soliciting purchases of the Notes from the Company by others and (ii) agrees that whenever the Company determines to sell Notes directly to an Agent as principal for resale to others, it will enter into a Terms Agreement (hereafter defined) relating to such sale in accordance with the provisions of Section 3(b) hereof. Subject to the provisions of Section 3(b), the Agents are not authorized to appoint sub-agents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes.
The Company may, without the consent of the Agents, appoint other persons as agents for the purpose of soliciting purchases of the Notes from the Company by others; provided, however, that in the event that the Company so appoints one or more other persons, the Company and such person or persons shall execute a counterpart to this Agreement, whereupon from and after the date of such execution, the term "Agent" shall include such person or persons and such person or persons shall be subject to the terms and conditions stated herein.

          B. Best Efforts Solicitations; Right to Reject Offers. Upon receipt of instructions from the Company, each Agent will use its best efforts to solicit purchases of such principal amount of the Notes as the Company and such Agent shall agree upon from time to time during the term of this Agreement, it being understood that the Company shall not approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time. Each Agent will communicate to the
Company, orally or in writing, each offer to purchase Notes, other than those offers rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein. The Company may accept or reject any proposed purchase of the Notes, in whole or in part.

          C.   Solicitations as Agent; Purchases as Principal.
In soliciting purchases of
the Notes on behalf of the Company, each Agent shall act solely as agent for the Company and not as principal. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company. Such Agent shall not have any liability to the
Company in the event that any such purchase is not consummated for any reason; provided, however, that the foregoing shall not relieve any Agent for any liability such Agent may have from a breach of its obligations hereunder. The Agents shall not have any obligation to purchase Notes from the Company as principal, but an Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by an Agent as principal shall be made pursuant to a Terms Agreement in accordance with the provisions of Section 3(b) hereof.

          D. Reliance. The Company and the Agents agree that any Notes the placement of which an Agent arranges shall be placed by such Agent, and any Notes purchased by an Agent shall be purchased, in reliance upon the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.


SECTION 2.     Representations and Warranties.

          A. The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of
Notes (whether through such Agent as agent or to such Agent as principal), as of the date of each delivery of Notes (whether through such Agent as agent or to such Agent as principal)
(the date of each such delivery to an Agent as principal being hereafter referred to as a
"Settlement Date"), and as of the times referred to in Section 7(b) hereof (each of the times referenced above being referred to hereafter as a "Representation Date") as follows:

               a.   The Registration Statement and the
Prospectus, at the time the
     Registration Statement became effective, complied and, as of the applicable
     Representation Date, will comply in all material respects with the requirements of the
     1933 Act, the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder. The Registration Statement, at the time the
     Registration Statement became effective, did not, and, at each time thereafter at which any amendment to the Registration Statement becomes effective and any Annual
     Report on Form 10-K is filed by the Company with the SEC and as of each
     Representation Date, will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof, does not, and as of each Representation Date, will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reli-
     ance upon and in conformity with information furnished to the Company in writing by any Agent expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which constitutes the Statements of Eligibility under the
     1939 Act on Form T-1 of each Trustee under the applicable
Indenture.

               b. The financial statements and the supporting schedules included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its subsidiaries on a consolidated basis, as at the dates indicated, and the respective results of operations for the periods specified, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

               c. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934
     Act and the rules and regulations thereunder, and, when read together and with the other information in the Prospectus, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               d.   Since the respective dates as of which
information is given in the
     Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and Prospectus,
(A) there has not been any
     material adverse change in the financial condition of the Company and its subsidiaries considered as one enterprise, or in the results of operations or business prospects of the
     Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (B) there have not been any transactions entered into by the Company or its subsidiaries other than (1) transactions in the ordinary course of business including borrowings for the acquisition of receivables and other operations or (2) transactions which are not material in relation to the Company and its subsidiaries considered as one enterprise.

               e. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

               f. The execution and delivery of this Agreement and each Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its parent company, Deere & Company ("Deere"), pursuant to any indenture, loan agreement, contract or other agreement or instrument to which the Company or Deere is a party or by which the Company or Deere may be bound or to which any of the property or assets of the Company or Deere is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the
     Company or, to the best of its knowledge, any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company.

               g.   The Notes have been duly authorized for
issuance and sale
     pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the applicable Indenture against payment of the consideration therefor in accordance with this Agreement, the Notes will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles and will be entitled to the benefits of the applicable Indenture.

               h. The statements in the Prospectus under the caption "Description of Notes" and "Description of Debt Securities", insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions.

               i. The accountants who certified the financial statements included or incorporated by reference in the Registration Statement and the Prospectus are
     independent public accountants within the meaning of the 1933 Act and the 1933 Act
     Regulations.

               j. The Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the applicable
Indenture, will be excluded or
     exempted from the provisions of the Commodity Exchange Act.

          B. Additional Certifications. Any certificate signed by any officer of the
Company and delivered to the Agents or to counsel for the Agents in connection with an offering of Notes or the sale of Notes to an Agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate and, to the extent therein provided, at each Representation Date subsequent thereto.


SECTION 3.     Solicitations as Agent; Purchases as Principal.

          A. Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each
Agent agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.

          The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through the Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission, in the form of a discount or by such other means agreed to by the Company and such Agent, equal to the applicable percentage of the price to the public of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Exhibit A hereto. Without the prior approval of the Company, the Agents may not reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes through any such Agent as agent.

          The purchase price, interest rate or formula, maturity date and other terms of the Notes shall be agreed upon by the Company and the applicable Agent and set forth in a pricing supplement to the Prospectus to be prepared following each acceptance by the
Company of an offer for the purchase of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of U.S. $1,000 or any amount in excess thereof which is an integral multiple of U.S. $1,000. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

          B. Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms contained herein and pursuant to a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such separate agreement (which may be an oral agreement and confirmed in writing as described below between the applicable Agent and the Company) is herein referred to as a "Terms Agreement". Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable
Terms Agreement between the Company and the applicable Agent.
Each such Terms
Agreement, whether oral (and confirmed in writing, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as is specified in
Exhibit B hereto. An Agent's commitment to purchase Notes as principal pursuant to any
Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by the applicable Agent pursuant thereto, the price to be paid to the Company for such Notes, the time and place of delivery of and payment for such Notes and such other provisions (including further terms of the Notes) as may be mutually agreed upon. Such
Terms Agreement shall also specify the requirements for the officer's certificate, opinions of counsel, comfort letter and stand-off agreement pursuant to Sections 7(b), 7(c), 7(d) and 4(j), respectively, hereof. In addition, the applicable Agent is authorized to engage the services of any broker or dealer in connection with the offer or sale of Notes which such Agent has purchased as principal. The applicable Agent may sell such Notes to any broker or dealer at a discount and, unless otherwise specified in a pricing supplement to the Prospectus, such discount will not be in excess of 66 2/3% of the discount to be received by such Agent from the Company.

          C. Administrative Procedures. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Agents and the Company (the
"Procedures"). The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.


SECTION 4.     Covenants of the Company.

          The Company covenants with the Agents as follows:

          A. Notice of Certain Events. The Company will notify the Agents immediately of (i) the effectiveness of any amendment to the Registration Statement, (ii) the receipt of any comments from the SEC with respect to the Registration Statement or the
Prospectus, (iii) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the SEC of any stop order suspending the effectiveness of the Registration
Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          B. Notice of Certain Proposed Filings. Except as otherwise provided in this subsection or subsection (k) of this Section, the Company will (i) give the Agents notice of its intention to file (a) any additional registration statement with respect to the registration of additional Notes to be distributed pursuant to this Agreement or (b) any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the 1933 Act, the 1934 Act or otherwise; (ii) furnish the
Agents with copies of any document referred to in clause (i) above proposed to be filed a reasonable time in advance of filing; and (iii) make available to the Agents copies of documents so filed promptly upon the filing thereof. Notwithstanding the foregoing, except as set forth below, the Company shall not be required to give any Agent notice of its intention to file, to furnish any Agent a copy of in advance of filing, or to make available to any
Agent, (i) Quarterly Reports on Form 10-Q, any Current Report on Form 8-K that includes solely the financial and other information referred to in subsection (e) or (f) of this Section
(including a press release containing such information) or any filings pursuant to Section 14 of the 1934 Act, provided that the Company shall make available to each Agent copies of such documents promptly after the filing thereof, and provided, further, that if any such document is to be filed in order that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing, then the Company shall give immediate notice (prior to the filing of any such document) to each Agent to cease solicitations of offers to purchase the Notes in its capacity as agent and to cease sales of any Notes an Agent may then own as principal pursuant to a Terms Agreement, (ii) any pricing supplement to the Prospectus in connection with a sale of Notes (except that a pricing supplement shall be provided to the Agent who solicits the Notes to which such pricing supplement relates), (iii) any amendment or supplement to the Prospectus that relates exclusively to an offering of debt securities other than Notes or
(iv) any Current Report on
Form 8-K filed solely for the purpose of incorporating an exhibit by reference into a registration statement except that the Company shall make available to each Agent any such Current Report on Form 8-K promptly after the filing thereof.

          C. Copies of the Registration Statement and the Prospectus. The Company will deliver to each Agent one signed and as many conformed copies of the Registration
Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the
Prospectus) as such Agent may reasonably request. The Company will furnish to each Agent as many copies of the Prospectus (as amended or supplemented) as such Agent shall reasonably request so long as an Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

          D. Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (k) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of the Company or in the reasonable opinion of counsel for the Agents or counsel for the
Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of the Company or in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice to each Agent to cease the solicitation of offers to purchase the Notes in its capacity as agent and to cease sales of any Notes it may then own as principal pursuant to a Terms
Agreement, and the Company will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or other-wise, as may be necessary to correct such untrue statement or omission or to make the
Registration Statement and Prospectus comply with such requirements.

          E. Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (k) of this Section, promptly after there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall cause the Registration
Statement and the Prospectus to be amended or supplemented to include or incorporate by reference capsule financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

          F. Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (k) of this Section, promptly after there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the
Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.


          G. Earnings Statements. The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering each twelve month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

          H. Blue Sky Qualifications. The Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

          I. 1934 Act Filings. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a) or 14 of the 1934
Act.

          J. Stand-Off Agreement. If required pursuant to the terms of a Terms
Agreement, between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without the applicable Agent's prior consent, offer or sell in the United States, or enter into any agreement to so sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such Terms
Agreement and debt securities with maturities of less than nine months in the ordinary course of business).

          K. Suspension of Certain Obligations. The Company shall not be required to comply with the provisions of subsections (b), (d), (e) or (f) of this Section during any period from the time (i) the Agents shall have suspended solicitation of purchases of the
Notes in its capacity as agent pursuant to a request from the Company and (ii) neither Agent shall hold any Notes as principal purchased pursuant to a Terms Agreement, to the time the
Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with an Agent.


SECTION 5.     Conditions of Obligations.

          The obligations of the Agents as agents of the Company to solicit offers to pur-chase the Notes, the obligations of any purchasers of the Notes sold through an Agent as agent, and any obligation of an Agent as principal to purchase Notes pursuant to a Terms
Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

          A. Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

               1.   Opinion of Company Counsel.  The opinion of
Shearman &
          Sterling, counsel to the Company, to the effect that:

                    a.   The Company is a corporation duly
incorporated and
     validly existing in good standing under the laws of the State of Delaware.

                    b. This Agreement has been duly authorized, executed and
     delivered by the Company.

                    c. Each Indenture has been duly authorized, executed and
     delivered by the Company and, assuming due authorization, execution and delivery by the applicable Trustee, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization or other similar laws affecting enforcement of creditors'
     rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and to provisions of law that require that a judgment for money damages rendered by a court in the United States be expressed only in United States dollars.

                    d.  The Notes have been duly authorized by
the Company and,
     when duly executed by the Company and completed and authenticated by the applicable Trustee in accordance with the applicable Indenture and delivered against payment pursuant to this Agreement, the Notes, in the forms certified by an authorized officer of the Company, will be valid and binding obligations of the Company entitled to the benefits of such Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at
law) and to provisions of law
     that require that a judgment for money damages rendered by a court in the United
     States be expressed only in United States dollars.

                    e.   The statements in the Prospectus under
the captions
     "Description of Notes" and "Description of Debt Securities", insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions.

                    f.   Each Indenture has been duly qualified
under the 1939
          Act.

                    g.   The Registration Statement is effective
under the 1933
     Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

                    h.   The Registration Statement and the
Prospectus (except for
     the financial statements and other financial data included therein or omitted therefrom and the Statements of Eligibility of the respective Trustees on Form T-1, as to which such counsel need express no opinion), excluding the documents incorporated by reference therein, as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the
     1933 Act, the 1939 Act and the 1933 Act Regulations.

                    i.   Each document incorporated by reference
in the
     Prospectus (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the date it was filed with the SEC, appears on its face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the rules and regulations of the SEC thereunder.

                    j.   The execution and delivery of this
Agreement, the
     fulfillment of the terms herein set forth and the consummation of the transactions herein contemplated will not conflict with the charter or by-laws of the Company.

                    k.   The information contained in the
Prospectus under the
     caption "United States Taxation", to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct.

               2. Opinion of General Counsel to Deere. The opinion of Frank S.
          Cottrell (or his successor), General Counsel of Deere, Michael A. Harring,
          Assistant General Counsel of Deere, or John O. Hayes,
Associate General
          Counsel of Deere, to the effect that (i) the Company is duly qualified to transact business and is in good standing in the states of Georgia, Maryland,
          Nevada and Tennessee, (ii) the execution and delivery of this Agreement and each Indenture, the fulfillment of the terms herein and therein set forth and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of, or default under, the charter or by-laws of the Company or any agreement, indenture or other instrument known to such counsel of which the Company is a party or by which it is bound, or any law, administrative regulation or administrative or court order known to him applicable to the Company and (iii) the execution and delivery of this
          Agreement and each Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of any agreement, indenture or other instrument known to him of which Deere or any of its subsidiaries is a party or by which any of them is bound.

               3. Opinion of Counsel to the Agents. The opinion of Brown & Wood, counsel to the Agents, covering the matters referred to in subsection (a)(1) of this
     Section under the subheadings (i) to (viii), inclusive.

               4. Disclosure Opinion. In giving their opinions required by subsections
     (a)(1) and (a)(3) of this Section, Shearman & Sterling and Brown & Wood shall each additionally state that such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, other than those mentioned in Section 5(a)(1)(v) and Section 5(a)(1)(xi) (in the case of Shearman &
     Sterling only). Such counsel has, however, generally reviewed and discussed such statements with certain officers and employees of the Company and with its auditors.
     In the course of such review and discussion, no facts have come to the attention of such counsel to lead them to believe that (A) the Registration Statement (except for the financial statements and other financial data included therein or omitted therefrom and the Statements of Eligibility of the respective Trustees on Form T-1, as to which such counsel has not been requested to comment), at the time the Registration Statement or any such amendment became effective or at the time an Annual Report on Form 10-K was filed by the Company (whichever is later), or at the date of any Terms
     Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel has not been requested to comment), at the time the Prospectus was issued, at the time any amendment or supplement to the Prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     B. Officer's Certificate. At the date hereof and at each Settlement Date with respect to any Terms Agreement, there shall not have been, since the respective dates as of which information is given in the Prospectus or since the date of such Terms Agreement, any material adverse change in the financial condition of the Company and its subsidiaries considered as one enterprise or in the results of operations or business prospects of the
Company and its subsidiaries considered as one enterprise, not reflected in or contemplated by the Prospectus, whether or not arising in the ordinary course of business; and on the date hereof, the Agents shall have received a certificate of the President, any Executive Vice
President, any Senior Vice President or any Vice President and the principal financial or principal accounting officer of the Company to the effect that
(i) there has been no such
material adverse change, (ii) the representations and warranties of the Company contained in
Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the
Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC. For purposes of this Section 5(b) only, the term
"Prospectus" shall mean the Prospectus in the form first provided by the Company to the
Agents for delivery with confirmations of sales of Notes to or through such Agents.

     C. Comfort Letter. On the date hereof, the Agents shall have received a letter from Deloitte & Touche LLP, dated as of the date hereof and in form and substance satisfac-tory to the Agents, to the effect that:

          a. they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;

          b. in their opinion, the consolidated financial statements and supporting schedule(s) of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the
     1933 Act Regulations with respect to registration statements on Form S-3 and the 1934
     Act and the 1934 Act Regulations;

          c. they have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the
     Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included in the Registration
     Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and proce-
     dures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the
     1934 Act Regulations or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statements included therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the
     Registration Statement and Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Agents and the Company; and

          d. in addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the
     limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     D. Other Documents. On the date hereof and on each Settlement Date with respect to any applicable Terms Agreement, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained;
and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the applicable Agent, any appli-cable Terms Agreement) may be terminated by either Agent as to itself, and any Terms
Agreement may be terminated by the Agent party thereto, by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(g) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of
Section 11 hereof and the
provisions set forth under "Parties" of Section 15 hereof shall remain in effect.


SECTION 6.     Delivery of and Payment for Notes Sold through the
Agents.

          Delivery of Notes sold through an Agent as agent shall be made by the
Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver the Note to the Company, and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by the applicable
Agent in the performance of its obligations hereunder, the Company will reimburse such
Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.


SECTION 7.     Additional Covenants of the Company.

          The Company covenants and agrees with the Agents that:

          A. Reaffirmation of Representations and Warranties. Each acceptance by it of an offer for the purchase of Notes, and each delivery of Notes to an Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and, to the extent therein provided, in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

          B. Subsequent Delivery of Certificates. Each time that (1) the Registration
Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any document incorporated by reference into the Prospectus (other than (i) any amendment, supplement or document that is not required to be made available by the Company to any
Agent pursuant to Section 4(b), (ii) any Current Report on Form 8-K filed solely for the purpose of incorporating an exhibit by reference into another document, and (iii) any
Quarterly Report on Form 10-Q relating exclusively to a presentation of periodic financial information (including management's discussion and analysis), a true and accurate summary of which has been previously filed in a Current Report on Form 8-K, if a certificate described below was delivered in connection with the filing on such Form 8-K) or (2) (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement or (3) the sale of Notes whose principal, premium, if any, and/or interest payments are determined by reference to any index, formula or other method
("Indexed Notes") shall be authorized by the Company, then the Company shall furnish or cause to be furnished to the Agents forthwith a certificate dated the date of effectiveness of such amendment, the date of filing with the SEC of such supplement or document, or the date of such sale, as the case may be, in form and substance satisfactory to the Agents to the effect that the statements contained in the certificate referred to in
Section 5(b) hereof which were
last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate; provided, however, that in the event that the sale of Indexed
Notes shall be authorized by the Company, such certificate shall also include as an exhibit thereto a true and correct specimen of the form of Indexed Notes being issued and shall cover such other matters as the Agents may reasonably request.

          C. Subsequent Delivery of Legal Opinions. Each time that (1) the
Registration Statement or the Prospectus shall be amended or supplemented (other than (i) by an amendment or supplement relating solely to the interest rates, interest payment dates or maturity dates of the Notes or similar information, (ii) solely for the inclusion of additional financial information (including any management's discussion and analysis), (iii) by an amendment made by the filing of a Quarterly Report on Form 10-Q and any Current Report on Form 8-K (except in the circumstances hereinafter described) and (iv) by an amendment or supplement which is not required to be made available by the Company to any Agent pursuant to Section 4(b)) or (2) there is filed with the SEC the Company's Annual Report on
Form 10-K and such Annual Report is incorporated by reference into the Prospectus or (3) (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement or (4) the sale of Indexed Notes shall be authorized by the
Company, the Company shall furnish or cause to be furnished forthwith to the Agents and to counsel to the Agents the written opinions of Shearman & Sterling, counsel to the Company, and the General Counsel for the Company, or other counsel satisfactory to the Agents, dated the date of effectiveness of such amendment, the date of filing with the SEC of such supplement or document, or the date of such sale, as the case may be, in form and substance satisfactory to the Agents, of the same tenor as the opinions referred to in Section 5(a)(1) and
Section 5(a)(2), respectively, hereof, but modified, as necessary, to relate to the Registration
Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions or, in lieu of such opinions, counsel last furnishing such opinions to the Agents shall each furnish the Agents with a letter to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance
(except that statements in such last opinion shall be deemed to relate to the Registration
Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that in the event that the sale of Indexed Notes shall be authorized by the Company, Shearman & Sterling, counsel for the Company, and
Brown & Wood, counsel for the Agents, or other counsel satisfactory to the Company and the Agents, shall deliver their written opinions, dated the date of such sale, confirming the exclusion or exemption of such Indexed Notes from the Commodity Exchange Act and covering such other matters as the Company and/or the Agents may reasonably request. If one or more of the Agents reasonably determine that the information included in a filing by the Company in a Quarterly Report filed on Form 10-Q or a Current Report filed on Form
8-K is of such importance that a legal opinion should be delivered to the Agents in con-junction therewith, such Agent or Agents shall notify the Company promptly upon such determination. The Company will thereupon deliver to the Agents an opinion of the General
Counsel for the Company as to matters set forth in Section 5(a)(2) and such portions of
Section 5(a)(1) as the Agents may reasonably designate and to the further effect of the opinions delivered pursuant to Section 5(a)(4), modified, as necessary, to relate to the
Registration Statement and Prospectus as amended or supplemented to the time of delivery of such opinion.

          D. Subsequent Delivery of Comfort Letters. Each time that (1) the
Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or (2) there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information or (3) (if required pursuant to the terms of a Terms Agreement) the Company sells Notes to an Agent pursuant to a Terms Agreement, the Company shall cause Deloitte & Touche LLP, or their successors, forthwith to furnish the Agents a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC , or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 5(c) hereof but modified to relate to the Registration
Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said
Section 5(c) with such changes as may be necessary to reflect changes in the financial state-ments and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Deloitte & Touche LLP, or their successors, may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents, such letter should cover such other information. For purposes of this
Section 7(d), the filing of a Current Report on Form 8-K for the exclusive purpose of presenting interim periodic financial information pursuant to
Section 4(e) will not, in and of
itself, give rise to an obligation to deliver a letter from Deloitte & Touche LLP or their successors pursuant to this Section 7(d).


SECTION 8.     Indemnification.

          A. Indemnification of the Agents. The Company agrees to indemnify and hold harmless the Agents and each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act as follows:

               a. against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not mis-leading or arising out of any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus or the Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent expressly for use in the Registration Statement or any such preliminary prospectus or the
Prospectus, or was made in reliance upon the Statements of Eligibility under the 1939 Act on Form T-1 of each Trustee under the applicable Indenture;

               b. against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               c.   against any and all expense whatsoever
reasonably incurred in
investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
(i) or (ii) above.

     This indemnity agreement is subject to the condition that, insofar as it relates to any preliminary prospectus, it shall not inure to the benefit of any Agent from whom the person asserting any loss, liability, claim or damage purchased the Notes which are the subject thereof (or to the benefit of any person who controls such Agent) if such Agent failed to send or give a copy of the Prospectus (excluding documents incorporated by reference) to such person prior to or together with the written confirmation of the sale of such Notes to such person. In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Agent or any such controlling person unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense for any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Agent or Agents or controlling person or persons, defendant or defendants in any suit so brought. In the event that the Company elects to assume the defense of any such suit and retains such counsel, the Agent or Agents or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties of any such action (including impleaded parties) include both the Company and one or more
Agents and any such Agent shall have been advised by counsel chosen by it and satisfactory to the Company that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, the Company shall not have the right to assume the defense of such action on behalf of such Agent and will reimburse such Agent and any person controlling such Agent as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that the Company shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Agents and controlling persons, which firm shall be designated in writing by the Agents. The
Company agrees to notify the Agents within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Notes.

          B. Each Agent severally agrees that it will indemnify and hold harmless the
Company and each of its officers who signs the Registration Statement and each of its directors and each person, if any, who controls the Company within the meaning of Section
15 of the 1933 Act to the same extent as the foregoing indemnity from the Company, but free of the condition set forth in the first sentence of the second paragraph of Section 8(a) and only with respect to statements or omissions made in a preliminary prospectus, the Prospectus or the Registration Statement in reliance upon and in conformity with written information fur-nished to the Company by or on behalf of such Agent expressly for use in the Registration
Statement or in any such preliminary prospectus or the Prospectus. In case any action shall be brought against the Company or any person so indemnified based on the Registration
Statement or such preliminary prospectus or the Prospectus and in respect of which indemnity may be sought against any Agent, such Agent shall have the rights and duties given to the
Company, and the Company and each person so indemnified shall have the rights and duties given to the Agents, by the provisions of subsection (a) of this Section.


SECTION 9.     Contribution.

          If the indemnification provisions provided in Section 8 above should under applicable law be unenforceable in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Agents from the offering of the Notes which are the subject of the action and also the relative fault of the Company and each of such Agents in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the
Company and each of the applicable Agents shall be deemed to be in the same proportion as
(A) in the case of Notes to be resold on a fixed public offering price basis, the total net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by each of such Agents, in each case as set forth in the Prospectus, bear to the aggregate public offering price of the Notes which are the subject of the action or (B) in the case of Notes to be resold on a varying price basis, the total net proceeds from the offering (before deducting expenses) received by the Company and the total net proceeds received by each of such Agents from the distribution of such Notes in excess of the purchase price paid by such Agents to the Company bear to the public offering price paid to such Agents for such Notes. The relative fault shall be determined by reference to, among other things, whether the indemnified party failed to give the notice required under
Section 8 above including the consequences of such failure, and whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or an Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission of the Company and such Agents. With respect to any Agent, such relative fault shall also be determined by reference to the extent (if any) to which such losses, liabilities, claims, damages or expenses (or actions in respect thereof) with respect to any preliminary prospectus supplement result from the fact that such Agent sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Agent. The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by per capita allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold by the Company as a result of a solicitation made by such Agent or purchased by such
Agent pursuant to a Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Agent's obligation in this Section 9 to contribute is several in proportion to the amount of gross proceeds received by the Company from the sale of the Notes which are the subject of the action as a result of a solicitation made by such Agent or purchased by such Agent pursuant to a Terms Agreement and not joint.

          The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the 1933
Act; and the obligations of the Agents under this Section 9 shall be in addition to any liability which the respective Agents may otherwise have and shall extend, upon the same terms and conditions, to each officer who signs the Registration Statement, to each director of the
Company and to each person, if any, who controls the Company within the meaning of the
1933 Act.


SECTION 10:    Payment of Expenses.

               The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

               a.   The preparation and filing of the
Registration Statement and all
     amendments thereto and the Prospectus and any amendments or supplements thereto;

               b. The preparation, filing and reproduction of this Agreement;

               c.   The preparation, printing, issuance and
delivery of the Notes,
     including any fees and expenses relating to the use of Notes issued in book-entry form;

               d. The fees and disbursements of the Company's accountants and counsel, of the Trustees and their respective counsel, and of any calculation agent or exchange rate agent;

               e. The reasonable fees and disbursements of counsel to the Agents incurred from time to time in connection with the transactions contemplated hereby;

               f. The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky
Survey and any Legal
     Investment Survey;

               g. The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

               h. The preparation, printing and delivery to the Agents of copies of each Indenture and all supplements and amendments thereto;

               i. Any fees charged by rating agencies for the rating of the Notes;

               j. The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;
and

               k.   Any advertising and other out-of-pocket
expenses of the Agents
     incurred with the express consent of the Company.


SECTION 11.    Representations, Warranties and Agreements to
Survive Delivery.

               All representations, warranties and agreements contained in this
Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of an Agent or any controlling person of an Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.


SECTION 12.    Termination.

               A.   Termination of this Agreement.  This
Agreement (excluding any
Terms Agreement) may be terminated for any reason at any time by either the Company, as to any Agent, or by an Agent, as to itself, upon the giving of 30 days' written notice of such termination to the other parties hereto.

               B. Termination of a Terms Agreement. The Agent party to a
Terms Agreement may terminate such Terms Agreement, immediately upon notice to the
Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition of the
Company and its subsidiaries considered as one enterprise, or in the results of operations or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated, indexed or payable is such as to make it, in the judgment of such Agent, impracticable to market the Notes or enforce con-tracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the SEC or a national securities exchange, or if trading generally on either the
American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated, indexed or payable, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of any applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) if there shall have come to such Agent's attention any facts that would cause it to believe that the Prospec-tus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. For the purposes of this Section 12(b) only, the term "Prospectus" shall mean the
Prospectus in the form first provided by the Company to such Agent for delivery with confirmations of sales of Notes purchased by such Agent as principal.

          C. General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) each Agent shall be entitled to any commission with respect to Notes sold by the Company as a result of a solicitation made by such Agent and earned in accordance with the third paragraph of
Section 3(a) hereof, (ii) if at
the time of termination (a) an Agent shall own any Notes purchased pursuant to a Terms
Agreement with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(g) hereof, the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11 and 15 hereof shall remain in effect.


SECTION 13.    Notices.

               Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by registered mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company:

          John Deere Capital Corporation
          Suite 600
          1 East First Street
          Reno, Nevada  89501
          Attention:  Manager
          Telecopier:  (702) 786-4145

     with a copy to:

          Deere & Company
          John Deere Road
          Moline, Illinois  61265
          Attention:  Treasurer
          Telecopier:  (309) 765-5021

     If to Merrill Lynch, Pierce, Fenner & Smith Incorporated:

          Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
          World Financial Center
          North Tower - 10th Floor
          New York, New York  10281-1310
          Attention:  MTN Product Management
          Telecopier:  (212) 449-2234

     If to Goldman, Sachs & Co.:

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York  10004
          Attention:  Credit Department
          Telecopier:  (212) 358-8680

     If to Salomon Brothers Inc:

          Salomon Brothers Inc
          7 World Trade Center
          New York, New York  10048
          Attention:  Medium-Term Note Group
          Telecopier:  (212) 783-2274

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.


SECTION 14.    Governing Law.

               This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company against an Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the
Borough of Manhattan, The City of New York.


SECTION 15.    Parties.

     This Agreement shall inure to the benefit of and be binding upon the Agents and the
Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.


                              Very truly yours,

                              JOHN DEERE CAPITAL CORPORATION


                              By:    /s/ E. L. Schotanus
                                 Name:  E. L. Schotanus
                                 Title: Vice President



CONFIRMED AND ACCEPTED, as of
the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By: /s/ Scott G. Primrose



/s/  Goldman, Sachs & Co.
        (Goldman, Sachs & Co.)


SALOMON BROTHERS INC


By:  /s/ Michele Moffat

EXHIBIT A


     As compensation for the services of an Agent hereunder, the Company shall pay such
Agent (on a discount basis or by other means agreed to by the Company and such Agent) a commission for the sale by such Agent of a Senior Note equal to the price to the public of such Note multiplied by the appropriate percentage set forth below:

                                                  PERCENT OF
MATURITY RANGES                                 PRINCIPAL AMOUNT

From 9 months but less than 1 year.............          .125%

From 1 year but less than 18 months............          .150%

From 18 months but less than 2 years...........          .200%

From 2 years but less than 3 years.............          .250%

From 3 years but less than 4 years.............          .350%

From 4 years but less than 5 years.............          .450%

From 5 years but less than 6 years.............          .500%

From 6 years but less than 7 years.............          .550%

From 7 years but less than 10 years............          .600%

From 10 years to less than 15 years............          .625%

From 15 years to less than 20 years............          .650%

From 20 years to 30 years......................          .675%



     The above Schedule shall also apply to commissions paid in connection with sales of
Subordinated Notes unless otherwise agreed to by the Company and all of the Agents.

     Unless otherwise specified in the applicable Terms
Agreement, the discount payable to
an Agent shall be determined on the basis of the commission schedule set forth above.

EXHIBIT B

     The following terms, if applicable, shall be agreed to by an Agent and the Company pursuant to each Terms Agreement:

          Principal Amount: $_______
            (or principal amount of foreign currency)
          Interest Rate:
               If Fixed Rate Note, Interest Rate:

               If Floating Rate Note:
                    Interest Rate Basis:
                    Initial Interest Rate:
                    Initial Interest Reset Date:
                    Spread, Spread Multiplier or Other Formula,
                     if any:
                    Index Maturity:
                    Interest Reset Date(s):
                    Interest Payment Date(s):
                    Maximum Interest Rate, if any:
                    Minimum Interest Rate, if any:
                    Interest Reset Period:
                    Interest Payment Period:
                    Calculation Agent:
          Redemption provisions, if any:
                    Initial Redemption Date:
                    Initial Redemption Percentage:
                    Annual Redemption Percentage Reduction:
          Repayment provisions if any:
                    Optional Repayment Date(s):
          Date of Maturity:
          Purchase Price:  ___%
          Settlement Date and Time:
          Currency of Denomination:
          Denominations (if currency is other than U.S. dollars):
          Currency of Payment:
          Indexed Currency, if any:
          Base Exchange Rate, if any:
          Additional Terms:

Also, agreement as to whether the following will be required:

          Officer's Certificate pursuant to Section 7(b)
            of the Distribution Agreement.
          Legal Opinion pursuant to Section 7(c) of the
            Distribution Agreement.
          Comfort Letter pursuant to Section 7(d) of the
            Distribution Agreement.
          Stand-off Agreement pursuant to Section 4(j) of the Distribution Agreement.

EXHIBIT 1.2


July 10, 1995

                      JOHN DEERE CAPITAL CORPORATION
                         (a Delaware corporation)
         Debt Securities and Warrants to Purchase Debt Securities
                  UNDERWRITING AGREEMENT BASIC PROVISIONS



     John Deere Capital Corporation (the "Company") proposes to issue and sell up to
$1,068,850,000 aggregate principal amount of its senior debt securities (the "Senior
Securities") or its subordinated debt securities (the "Subordinated Securities"), or both, or
Warrants (the "Debt Warrants") to purchase Senior Securities or Subordinated Securities, or both, from time to time on terms to be determined at the time of sale. The Senior Securities will be issued under an indenture dated as of June 15, 1995 (the "Senior Indenture") between the Company and The Chase Manhattan Bank (National Association), trustee. The
Subordinated Securities will be issued under an indenture dated as of June 15, 1995 (the
"Subordinated Indenture") between the Company and The First National Bank of Chicago, trustee. The Senior Indenture and the Subordinated Indenture are each sometimes hereinafter referred to as the "Indenture". The Debt Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Debt Warrants to be sold pursuant to this Agreement will be identified in the applicable Terms Agreement (as hereinafter defined) and is referred to herein as the "Warrant Agreement") between the Company and the
Warrant Agent identified in such Warrant Agreement (the "Warrant Agent"). Each issue of
Senior Securities, Subordinated Securities and Debt Warrants may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which the Senior Indenture, the Subordinated Indenture or any Warrant Agreement, as the case may be, contemplates may be set forth in the Senior Securities, Subordinated
Securities and Debt Warrants as issued from time to time. The Senior Securities, the
Subordinated Securities and the Debt Warrants may be offered either together or separately.
As used herein, "Securities" shall mean Senior Securities, Subordinated Securities, Debt
Warrants or any combination thereof; and "Warrant Securities" shall mean the Senior
Securities or Subordinated Securities issuable upon exercise of Debt Warrants.

     This is to confirm the arrangements with respect to the purchase of Underwritten
Securities from the Company by the Representative and the several Underwriters listed in the applicable terms agreement entered into between the Representative and the Company of which this Underwriting Agreement is Annex A thereto (the "Terms Agreement"). With respect to any particular Terms Agreement, the Terms Agreement, together with the provisions hereof incorporated therein by reference, is herein referred to as the "Agreement".
Terms defined in the Terms Agreement are used herein as therein defined.

     The Company has filed with the Securities and Exchange
Commission (the
"Commission") a registration statement on Form S-3 No. 33-60383 and Post-Effective
Amendment No. 1 to Registration Statement No. 33-66082 relating to the offering from time to time, as set forth in the combined prospectus pursuant to Rule 429 contained in such registration statement and as to be set forth in one or more supplements to the prospectus of the Company's Senior and Subordinated Securities and Warrants. Such registration statements as amended have been declared effective by the Commission, and the Senior Indenture and the Subordinated Indenture have been qualified under the Trust Indenture Act of 1939 (the
"1939 Act"). Such registration statements as amended and the prospectuses constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934 (the "1934 Act"),
the Securities Act of 1933 (the "1933 Act"), or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement of the Prospectus contemplated by Section 3(a) (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of
Underwritten Securities to which it relates.

    Section 1. Representations and Warranties. The Company represents and warrants to the
Representative and to each Underwriter named in a Terms Agreement as of the date thereof
(the "Representation Date"), as follows:

     (a) The Registration Statement and the Prospectus, at the time the Registration
Statement became effective and as of the applicable Representation Date, complied in all material respects with the requirements of the 1933 Act, the rules and regulations thereunder
(the "Regulations") and the 1939 Act. The Registration Statement, at the time the Registration
Statement No. 33-60383 became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and as of the applicable
Representation Date, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the
Representative expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustees under the Senior Indenture and the
Subordinated Indenture.

     (b) The financial statements and the supporting schedules included in the
Registration Statement and Prospectus present fairly the financial position of the Company and its subsidiaries on a consolidated basis, as at the dates indicated, and the respective results of operations for the periods specified, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     (c) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations thereunder, and, when read together and with the other information in the
Prospectus, at the time the Registration Statement became effective and at the time any amendments thereto become effective or hereafter during the period specified in Section 3(b), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (d) Since the respective dates as of which information is given in the Registration
Statement and the Prospectus, except as may otherwise be stated in or contemplated by the
Registration Statement and Prospectus: (i) there has not been any material adverse change in the financial condition of the Company and its subsidiaries considered as one enterprise, or in the results of operations or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (ii) there have not been any transactions entered into by the Company or its subsidiaries other than
(x) transactions in the ordinary course of business including borrowings for the acquisition of receivables and other operations and (y) transactions which are not material in relation to the Company and its subsidiaries considered as one enterprise.

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

     (f) The execution and delivery of this Agreement, the Indenture and the Warrant
Agreement, if any, and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary corporate action and will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its parent company, Deere & Company, pursuant to any indenture, loan agreement, contract or other agreement or instrument to which the Company or Deere &
Company is a party or by which the Company or Deere & Company may be bound or to which any of the property or assets of the Company or Deere & Company is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company.

     (g) The Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement (or will have been so authorized prior to each issuance of
Underwritten Securities) and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture or Warrant Agreement, or both, as the case may be, relating thereto, against payment of the consideration therefor in accordance with this
Agreement, the Underwritten Securities or the Warrant Securities, or both, will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles and will be entitled to the benefits of the Indenture or Warrant Agreement, or both, as the case may be, relating thereto, and the Underwritten Securities, the Senior Indenture, the Subordinated Indenture and the Warrant Agreement, if any, conform in all material respects to all statements relating thereto contained in the Prospectus.

     (h) Deloitte & Touche are independent certified public accountants as required by the 1933 Act and the Regulations.

     Any certificate signed by any officer of the Company and delivered to the
Representative or counsel for the Underwriters in connection with an offering of Underwritten
Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each Underwriter participating in such offering.

    Section 2. Purchase and Sale. The obligations of the Underwriters to purchase, and the
Company to sell, the Underwritten Securities shall be evidenced by the Terms Agreement.
The Terms Agreement specifies the principal amount of the Senior Securities or Subordinated
Securities, or both, and the number of Debt Warrants, if any, the names of the Underwriters participating in the offering (subject to substitution as provided in Section 10 hereof) and the principal amount of Underwritten Securities which each Underwriter severally has agreed to purchase, the purchase price to be paid by the Underwriters for the Underwritten Securities, the initial public offering price, if any, of the Underwritten Securities, any delayed delivery arrangements and any terms of the Underwritten Securities not already specified in the
Indenture or Warrant Agreement, as the case may be, pursuant to which they are being issued
(including, but not limited to, designations, denominations, current ratings, interest rates or formulas and payment dates, maturity dates, redemption provisions and sinking fund requirements).

     The several commitments of the Underwriters to purchase
Underwritten Securities
pursuant to the Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     Payment of the purchase price for, and delivery of, any Underwritten Securities to be purchased by the Underwriters shall be made at the office of Brown & Wood, One World
Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third business day (unless postponed in accordance with the provisions of Section 10) following the date of the Terms Agreement or such other time as shall be agreed upon by the
Representative and the Company (each such time and date being referred to as a "Closing
Time"). Unless otherwise specified in the Terms Agreement, payment shall be made to the Company by Federal Funds wire transfer or similar immediately available funds payable to the order of the Company against delivery to the Representative for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. The Underwritten
Securities shall be in such denominations and registered in such names as the Representative may request in writing at least one business day prior to the applicable Closing Time. The
Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by the Representative on or before the first business day prior to
Closing Time.

     If authorized by the Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit A hereto with such changes therein as the Company may approve. As compensation for arranging Delayed
Delivery Contracts, the Company will pay to the Representative at Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Senior
Securities or Subordinated Securities or based on the number of Debt Warrants, as the case may be, for which Delayed Delivery Contracts are made at Closing Time as is specified in the Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At Closing Time the Company will enter into Delayed
Delivery Contracts (for not less than the minimum principal amount of Senior Securities or
Subordinated Securities or number of Debt Warrants per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Senior Securities or Subordinated Securities or number of Debt Warrants in excess of that specified in the Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

     The Representative shall submit to the Company, at least two business days prior to
Closing Time, the names of any institutional investors with which it is proposed that the
Company will enter into Delayed Delivery Contracts and the principal amount of Senior
Securities or Subordinated Securities or number of Debt Warrants to be purchased by each of them, and the Company will advise the Representative, at least one business day prior to
Closing Time, of the names of the institutions with which the making of Delayed Delivery
Contracts is approved by the Company and the principal amount of Senior Securities or
Subordinated Securities or number of Debt Warrants to be covered by each such Delayed
Delivery Contract.

     The principal amount of Senior Securities or Subordinated Securities or number of
Debt Warrants agreed to be purchased by the respective Underwriters pursuant to the Terms
Agreement shall be reduced by the principal amount of Senior Securities or Subordinated
Securities or number of Debt Warrants, as the case may be, covered by Delayed Delivery
Contracts, as to each Underwriter as set forth in a written notice delivered by the
Representative to the Company; provided, however, that the total principal amount of Senior
Securities or Subordinated Securities or number of Debt Warrants to be purchased by all
Underwriters shall be the total amount of Senior Securities or Subordinated Securities or number of Debt Warrants covered by the applicable Terms Agreement, less the principal amount of Senior Securities or Subordinated Securities or number of Debt Warrants, as the case may be, covered by Delayed Delivery Contracts.

    Section 3. Covenants of the Company. The Company covenants with the Representative, and with each Underwriter participating in the offering of Underwritten Securities, as follows:


     (a) Immediately following the execution of the Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Senior Securities and/or Subordinated Securities and the number of Debt Warrants covered thereby and their terms not otherwise specified in the Indenture or Warrant Agreement, as the case may be, pursuant to which the Senior Securities, Subordinated Securities or Debt Warrants, as the case may be, are being issued, the names of the Underwriters participating in the offering and the principal amount of Senior Securities or Subordinated Securities and the number of Debt
Warrants which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as the Representative and the Company deem appropriate in connection with the offering of the Underwritten Securities. The Company will promptly transmit copies of the
Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such
Prospectus Supplement as the Representative shall reasonably request.

     (b) If, at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the
Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

     (c) With respect to each sale of Underwritten Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, earning statements (in form complying with the provisions of Rule 158 under the 1933 Act) covering 12-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement relating to Underwritten
Securities.

     (d) At any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Underwritten Securities, the Company will give the
Representative notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933
Act or otherwise, will furnish the Representative with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which the Representative or counsel for the Underwriters shall reasonably object.

     (e) At any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Underwritten Securities, the Company will notify the
Representative immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the
1934 Act, (iii) the receipt of any comments from the Commission with respect to the
Registration Statement, the Prospectus or any supplement to the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(v) the issuance by the
Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (f) During the period specified in (b) above, the Company will deliver to the
Representative as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Representative may reasonably request.

     (g) The Company will endeavor in good faith to qualify the Underwritten
Securities for offering and sale under the applicable securities laws of such jurisdictions as the Representative may designate; provided, however, that the Company shall not be obligated to file any general consent to service or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will maintain such qualifications in effect for as long as may be required for the distribution of the Underwritten
Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities have been qualified as above provided.

     (h) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act in connection with the sale of the Underwritten Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

     (i) Between the date of the Terms Agreement and the later of termination of any trading restrictions or Closing Time with respect to the Underwritten Securities covered thereby, except for the issuance of senior debt securities or subordinated debt securities upon the exercise of debt warrants, if any, the Company will not, without the Representative's prior consent, offer to sell, or enter into any agreement to sell, any new issue of debt securities of the Company with a maturity of more than one year, including additional Securities (other than borrowings under the Company's revolving credit agreements).


    Section 4. Conditions of Underwriters' Obligations. The several obligations of the
Underwriters to purchase Underwritten Securities pursuant to the Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

     (a) At the applicable Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) the rating assigned by Moody's
Investors Service, Inc., Standard & Poor's Corporation and Duff and Phelps, Inc. to any long-term debt securities of the Company as of the date of the Terms Agreement shall not have been lowered since the execution of such Terms Agreement and
(iii) there shall not have
come to the Representative's attention any facts that would cause the Representative to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to a purchaser of the Underwritten Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at such time, not misleading.

     (b) At the applicable Closing Time, the Representative shall have received:

     (1)  The favorable opinion, dated as of the applicable
Closing Time, of Shearman &
Sterling, counsel for the Company, in form and substance satisfactory to the Representative, to the effect that:

     (i) The Company is a corporation duly incorporated and validly existing under the laws of the state of Delaware.

     (ii) This Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company.

     (iii) The Indenture and any Warrant Agreement pursuant to which Underwritten
Securities are being issued have been duly authorized, executed and delivered by the
Company and, assuming due authorization, execution and delivery by the Trustee, in the case of the Indenture, and the Warrant Agent, in the case of any Warrant Agreement, constitute a valid and binding obligation of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as enforcement thereof is subject, in the case of Underwritten Securities denominated in a foreign currency or currency unit, to provisions of law that require that a judgment for money damages rendered by a court in the United States be expressed only in United States dollars.

     (iv) The Underwritten Securities have been duly authorized by the Company and, when executed and authenticated as specified in the Indenture, in the case of Senior or
Subordinated Debt Securities, or any Warrant Agreement, in the case of Debt Warrants, and delivered against payment pursuant to this Agreement, the Underwritten Securities will be valid and binding obligations of the Company entitled to the benefits of the Indenture, in the case of Senior or Subordinated Debt Securities, or any Warrant Agreement, in the case of
Debt Warrants and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as enforcement thereof is subject, in the case of Underwritten
Securities denominated in a foreign currency or currency unit, to provisions of law that require that a judgment for money damages rendered by a court in the United States be expressed only in United States dollars; and the Warrant Securities, if any, have been duly authorized by the Company and, when executed and authenticated as specified in the
Indenture, and delivered against payment pursuant to the Warrant Agreement, the Warrant
Securities will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as enforcement thereof is subject, in the case of Warrant
Securities denominated in a foreign currency or currency unit, to provisions of law that require that a judgment for money damages rendered by a court in the United States be expressed only in United States dollars.

     (v)  The Underwritten Securities, the Indenture and any
Warrant Agreement
conform in all material respects as to legal matters to the descriptions thereof in the
Prospectus.

     (vi) The Indenture has been duly qualified under the 1939
Act.

     (vii) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the
Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

     (viii) The Registration Statement and Prospectus, and each amendment or supplement thereto (except for the financial statements and other financial data included therein or omitted therefrom and the Statement of Eligibility and Qualification of the Trustee on Form T-1, as to which such counsel need express no opinion), excluding the documents incorporated by reference therein, as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act, the 1939 Act and the Regulations.

     (ix) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the
Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

     (x) The execution and delivery of this Agreement, the fulfillment of the terms herein set forth and the consummation of the transactions herein contemplated will not conflict with the charter or by-laws of the Company.

Such opinion shall also state that such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, other than those mentioned in (v) of subsection 4(b)(1) of this Section. Such counsel has, however, generally reviewed and discussed such statements with certain officers of the Company and its auditors.
In the course of such review and discussion, no facts have come to such counsel's attention that lead such counsel to believe (i) that the Registration Statement or any amendment thereto
(except for the financial statements and other financial data included therein or omitted therefrom and the Statement of Eligibility and Qualification of the Trustee on Form T-1, as to which such counsel need not comment), at the time the Registration Statement or any such amendment became effective or at the time an Annual Report on Form 10-K was filed (No.
33-60383 whichever is later), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need not comment), at the time the Prospectus was issued, at the time any such amended or supplemented Prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (2) The favorable opinion, dated as of the applicable Closing Time, of Frank S.
Cottrell (or his successor), the General Counsel of Deere, Michael A. Harring, Assistant
General Counsel of Deere, or John O. Hayes, Associate General Counsel to the effect that
(i) the Company is duly qualified to transact business and is in good standing in the states of Georgia, Maryland, Nevada and Tennessee, (ii) the execution and delivery of this Agreement, the Indenture and any Warrant Agreement, the fulfillment of the terms herein and therein set forth and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of, or default under, the charter or by-laws of the
Company or any agreement, indenture or other instrument known to such counsel of which the Company is a party or by which it is bound, or any law, administrative regulation or administrative or court order known to him to be applicable to the Company and (iii) the execution and delivery of this Agreement, the Indenture and any Warrant Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of any agreement, indenture or other instrument known to him of which Deere or any of its subsidiaries is a party or by which any of them is bound.

     (3)  The favorable opinion, dated as of the applicable
Closing Time, of Brown &
Wood, counsel for the Underwriters, with respect to the matters set forth in (i) to (viii), inclusive, and the last paragraph, of subsection (b)(1) of this Section.

     (c) At the applicable Closing Time, there shall not have been, since the date of the Terms Agreement or since the respective dates as of which information is given in the
Registration Statement, any material adverse change in the financial condition of the Company and its subsidiaries considered as one enterprise, or in the results of operations or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or a Vice President of the Company, dated as of such Closing
Time, to the effect that there has been no such material adverse change and to the effect that the other representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation
Date.

     (d)  The Representative shall have received from Deloitte &
Touche or other
independent certified public accountants acceptable to the Representative a letter, dated as of the date of the Closing Time and delivered at such time, in form heretofore agreed to.

     (e) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.


     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

    Section 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of
the Registration Statement and all amendments thereto, and the printing of this Agreement and the Terms Agreement, (ii) the preparation, issuance and delivery of the Underwritten
Securities to the Underwriters and any Warrant Securities issuable upon exercise of Debt
Warrants, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Underwritten Securities and any Warrant Securities issuable upon exercise of Debt Warrants under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Surveys and
Legal Investment Surveys, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statements and all amendments thereto, of the
Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Senior Indenture and the Subordinated Indenture, the Warrant Agreement, if any, and any Blue Sky Surveys and Legal Investment Surveys, (vii) the fees, if any, of rating agencies and (viii) the fees and expenses, if any, incurred in connection with the listing of the Underwritten Securities or any Warrant Securities on any national securities exchange.

     If this Agreement is terminated by the Representative in accordance with the provisions of Section 4 or Section 9(i), the Company shall reimburse the Underwriters named in the Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

    Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any omission or alleged omission therefrom, of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or was made in reliance upon the Form T-1 of either of the Trustees under the Senior Indenture and the Subordinated Indenture;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company;
and

     (iii) against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

     In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense for any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Underwriter or Underwriters or controlling person or persons, defendant or defendants in any suit so brought. In the event that the Company elects to assume the defense of any such suit and retains such counsel, the
Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties to any such action (including impleaded parties) include both the
Company and one or more Underwriters and any such Underwriter shall have been advised by counsel chosen by it and satisfactory to the Company that there may be one or more legal defenses available to it which are different from or additional to those available to the
Company, the Company shall not have the right to assume the defense of such action on behalf of such Underwriter and will reimburse such Underwriter and any person controlling such Underwriter as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that the Company shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated in writing by the Representative. The Company agrees to notify the
Representative within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act, in connection with the sale of the Underwritten Securities.

     (b) Each Underwriter severally agrees that it will indemnify and hold harmless the
Company and each of its officers who signs the Registration Statement and each of its directors and each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act to the same extent as the foregoing indemnity from the Company, but only with respect to statements or omissions made in the Prospectus (or any amendment or supplement thereto) or the Registration Statement (or any amendment thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representative expressly for use in the Registration Statement
(or any amendment thereto) or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any
Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the
Underwriters, by the provisions of subsection (a) of this Section.

    Section 7. Contribution. If the indemnification provisions provided in Section 6 above should under applicable law be unenforceable in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Underwritten Securities and also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus, bear to the aggregate public offering price of the Underwritten
Securities. The relative fault shall be determined by reference to, among other things, whether the indemnified party failed to give the notice required under
Section 6 above including the
consequences of such failure, and whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission of the Company and the Underwriters, directly or through the Representative of the Underwriters. The
Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7 to contribute are several in proportion to their respective underwriting obligations and not joint.

     The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer who signs the Registration
Statement and each director of the Company and to each person, if any, who controls the
Company within the meaning of Section 15 of the 1933 Act.

    Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Underwritten Securities to the Underwriters.

    Section 9. Termination. The Representative may terminate this Agreement, immediately upon notice to the Company, at any time prior to the applicable Closing Time (i) if there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition of the Company and its subsidiaries considered as one enterprise, or in the results of operations or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (iii) if trading on either the American Stock
Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or
New York authorities. In the event of any such termination, (x) the covenants set forth in
Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter retains beneficial ownership of any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution agreement set forth in
Section 7 and the provisions of
Sections 8 and 13 shall remain in effect.

    Section 10. Default. If one or more of the Underwriters participating in an offering of
Securities shall fail at the applicable Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the
"Defaulted Securities"), then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such
24 hours the Representative shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

     (a)  if the aggregate principal amount of Defaulted
Securities does not exceed 10%
of the aggregate principal amount of the Underwritten Securities to be purchased pursuant to the Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

     (b)  if the aggregate principal amount of Defaulted
Securities exceeds 10% of the
aggregate principal amount of the Underwritten Securities to be purchased pursuant to such
Terms Agreement, the Terms Agreement shall terminate without any liability on the part of any non-defaulting Underwriters or the Company.

     As used in this Section only, the aggregate amount or aggregate principal amount of
Underwritten Securities shall mean the aggregate principal amount of any Senior Securities or
Subordinated Securities plus the public offering price of any Debt Warrants included in the relevant Underwritten Securities.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement and the Terms
Agreement.

     In the event of a default by any Underwriter or Underwriters as set forth in this
Section, either the Representative or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

    Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative; notices to the Company shall be directed to it at Suite 600, 1 East First
Street, Reno, Nevada 89501,
Attention: Manager.

    Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party hereto, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This
Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any
Underwriter shall be deemed to be a successor by reason merely of such purchase.

    Section 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

    Section 14. Counterparts. The Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

 ANNEX A

                      JOHN DEERE CAPITAL CORPORATION
                         (a Delaware corporation)
                           [Title of Securities]

                              TERMS AGREEMENT

                                                   Dated:
, 19

John Deere Capital Corporation
1 East First Street
Reno, Nevada 89501

Attention:

Dear Sirs:

     We (the "Representative") understand that John Deere Capital Corporation, a Delaware corporation (the "Company"), proposes to issue and sell [$ aggregate principal amount of its [Title of Debt Securities (the "Debt Securities")]] [and]
[   Warrants (the "Debt
Warrants") to purchase an aggregate of $         principal amount
of [Title of Warrant
Securities (the "Warrant Securities")]] ([such Debt Securities and Debt Warrants being collectively hereinafter referred to as] the "Underwritten Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company has agreed to sell to the underwriters named below (the "Underwriters"), and the Underwriters have agreed, severally and not jointly, to purchase from the Company, the respective amounts of [Debt
Securities] [and] [Debt Warrants] set forth below opposite their respective names at the [ respective] purchase price[s] set forth below.


Underwriter                   [Principal Amount  [Number of
                              Debt Securities    Debt Warrants





               Total          $]                       $]

     The Underwritten Securities shall have the following terms:

                                   [Debt Securities

          Title of Debt Securities:

          Currency:

          Principal amount to be issued:

          Current ratings:  Moody's Investors Service, Inc.   ;
Standard & Poor's
                    Corporation   ;  Duff and Phelps, Inc.   .

          Interest rate or formula: [    %]

                    [Floating Rate Basis:

                    Spread:

                    Reset Dates:

                    Interest Determination Dates:]

          Interest Payment Dates:

          Regular Record Dates:

          Stated Maturity Date:

          Redemption provisions:

          Sinking fund requirements:

          Delayed Delivery Contracts: [authorized] [not authorized]

                    [Date of delivery:
                    Minimum contract:
                    Maximum aggregate principal amount:
                    Fee:     %]

          [Initial public offering price:     %, plus accrued
interest, if any, or amortized
          original issue discount, if any, from           , 19
 .]

          Purchase price:     %, plus accrued interest, if any,
or amortized original issue
          discount, if any, from           , 19     (payable in
[next][same]-day funds).

          Form:

          Other terms:

          [Closing Date and Location:]

                                   [Debt Warrants

          Number of Debt Warrants to be issued:
          Debt Warrant Agent:
          Issuable jointly with Debt Securities:  [Yes]  [No]

                    [Number of Debt Warrants issued
                    with each $     principal
                    amount of Debt Securities:]
                    [Detachable data:]

          Date from which Debt Warrants are exercisable:
          Date on which Debt Warrants expire:
          Exercise price(s) of Debt Warrants:
          Initial public offering price:  $
          Purchase price:  $
          Title of Warrant Securities:

                    Principal amount purchasable upon exercise of
one Debt
                    Warrant:
                    Interest rate:           Payable:
                    Date of maturity:
                    Redemption provisions:
                    Sinking fund requirements:

          [Delayed Delivery Contracts: [authorized] [not authorized]

                    [Date of delivery:
                    Minimum contract:
                    Maximum aggregate principal amount:
                    Fee:     %]

          Other terms:

          [Closing date and location:]]

     All the provisions contained in the document attached as Annex A hereto entitled "John
Deere Capital Corporation Debt Securities and Warrants to
Purchase Debt
Securities Underwriting Agreement Basic Provisions" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than      o'clock P.M.
(New York City time) on
by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                   Very truly yours,
                                   [Name of Representative]

                                   By:  _____________________

                                     Name:
                                     Title:

                                   Acting on behalf of itself and
the other
                                   named Underwriters.

Accepted:

John Deere Capital Corporation

By:  ______________________________

  Name:
  Title:

EXHIBIT A

                      JOHN DEERE CAPITAL CORPORATION
                         (a Delaware corporation)
                           [Title of Securities]

                         DELAYED DELIVERY CONTRACT


, 19

John Deere Capital Corporation
Suite 600
1 East First Street
Reno, Nevada 89501

  Attention:

Dear Sirs:

     The undersigned hereby agrees to purchase from John Deere
Capital Corporation (the
"Company"), and the Company agrees to sell to the undersigned on
       , 19     (the "Delivery
Date"),


principal amount of the Company's [insert title of security] (the "Securities"), offered by the
Company's Prospectus dated          , 19    , as supplemented by
its Prospectus Supplement dated
        , 19    , receipt of which is hereby acknowledged at a
purchase price of [    % of the
principal amount thereof, plus accrued interest from          ,
19    ,] [and $               per
Warrant, respectively] to the Delivery Date, and on the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery
Date shall be made to the Company or its order by same day funds at the office of
  , on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than one full business day prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that
(1) the purchase of Securities to be
made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2)  the
Company, on or before          , 19
  , shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated
 , 19     between the Company and the Underwriters. The
obligation of the undersigned to take
delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $
   and that the acceptance of any
Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

     This Agreement shall be governed by the laws of the State of New York.

                    Yours very truly,

                    ______________________
                    (Name of Purchaser)

                    By ____________________
                        (Title)
                    _______________________
                    _______________________
                    _______________________
                    (Address)

Accepted as of the date first above written.

John Deere Capital Corporation

By
     (Title)

               PURCHASER PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:
(Please print.)


               Name                     Telephone No.
                                        (including Area Code)